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                                                                   EXHIBIT 10.53
                         MERGER AND TRANSFER AGREEMENT
              BETWEEN THE RESOURCE BANCSHARES MORTGAGE GROUP, INC.
                                      AND
                       FIDELITY MANAGEMENT TRUST COMPANY

     Resource Bancshares Mortgage Group, Inc. (the "Corporation") makes this Merger and Transfer Agreement (the "Transfer Agreement") in its capacity as the sponsor of the RBMG, Inc. Phantom 401(k) Plan (the "Phantom Plan") and the Resource Bancshares Mortgage Group, Inc. Nonqualified Deferred Compensation Plan (the "Nonqualified Plan") and Fidelity Management Trust Company (the "Trustee") makes this Transfer Agreement, as the Trustee under the Trust Agreement between Resource Bancshares Mortgage Group, Inc. and Fidelity Management Trust Company, dated March 31, 1999 (the "Trust").

                                   WITNESSETH

     WHEREAS, the Corporation deems it in the best interest of the plan administration of the Phantom Plan and the Nonqualified Plan to merge the Phantom Plan into the Nonqualified Plan;

     NOW, THEREFORE, for and in consideration of the premises, the Corporation, acting in its respective capacities on behalf of the Phantom Plan and the Nonqualified Plan, and the Trustee on behalf of the Trust, hereby agrees as follows:

     (1) MERGER OF PHANTOM PLAN INTO NONQUALIFIED PLAN. Pursuant to resolutions adopted on July 27, 1999 by the Board of Directors of the Corporation, effective October 1, 1999, certain provisions of the Phantom Plan will be amended so as to be identical to the provisions of the Nonqualified Plan and, immediately thereafter, the Phantom Plan shall be merged into the Nonqualified Plan. Upon the merger, the Phantom Plan shall thereupon cease to exist and the Nonqualified Plan shall be the surviving plan. Upon the completion of the merger, all benefits previously payable under the Phantom Plan shall become payable under the Nonqualified Plan.

     (2) PARTICIPANTS' ACCOUNTS. With respect to the account balance of a participant under the Nonqualified Plan, the following conditions shall apply:

     (a) Immediately after the merger, participants of the Nonqualified Plan that were participants of the Phantom Plan shall be credited with a Transfer Account equal to the participant's Contribution Credits Account (as defined in Section 1.5 of the Phantom Plan) as of September 30, 1999.

     (b) Subject to the provisions of the Nonqualified Plan and the eventual combination of the Transfer Account with the participant's account, amounts initially credited to the Transfer Account shall be invested in accordance with the participant's investment directions under the Nonqualified Plan as of October 1, 1999. Thereafter, the investment of amounts credited to the Transfer Account shall be governed by participant directions pursuant to the provisions of the Nonqualified Plan.

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     (c) Until mutually agreed to by the Trustee and the Corporation (in its capacity as the Administrator), the Trustee and/or Administrator shall maintain for each employee a separate Transfer Account to properly reflect the amounts in the participants' accounts after the merger of the plans.

     (3) CONTRIBUTION TO NONQUALIFIED PLAN. As soon as practical on or after October 1, 1999, the Corporation shall contribute and transfer directly to the Trustee on behalf of the Trust a contribution in the amount equal to the sum of the participants' Contribution Credits Accounts (as defined in Section 1.5 of the Phantom Plan) as of September 30, 1999.

     (4) HOLDING AND INVESTMENT OF ASSETS. The Trustee shall hold, invest, administer and distribute the assets contributed and transferred pursuant to this Transfer Agreement in accordance with the terms of the Nonqualified Plan.

     (5) BENEFITS. Upon the completion of the merger, the distribution of benefits attributable to benefits that accrued under the Phantom Plan shall be governed by the provisions of the Nonqualified Plan.

     (6) BINDING EFFECT. The terms and conditions of this Transfer Agreement shall bind the Corporation (and its successors) and the Trustee (and its successors) and shall operate as if fully set forth within the Nonqualified Plan.

     (7) EFFECTIVE DATES. This Transfer Agreement shall be effective upon the execution of both parties. The merger of the Phantom Plan into the Nonqualified Plan shall take place on October 1, 1999 and the contributions described herein shall take place as soon as practical on or after October 1, 1999.

     IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Transfer Agreement as of the day and year indicated below.


                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.


                    By: ________________________________

                    Date: ______________________________


                    FIDELITY MANAGEMENT TRUST COMPANY

                    By: ________________________________

                    Date: ______________________________


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